SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 23, 2004




                         TRI CITY BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)




     Wisconsin                       0-9785                   39-1158740
  ---------------                 ------------              ----------------
(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                 File Number)              Identification No.)

    6400 South 27th Street
    Oak Creek, Wisconsin                                      53154
 ----------------------------------------                   --------
 (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (414) 761-1610
       ------------------------------------------------------------------

         The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 12.  Results of Operations and Financial Condition.

         On April 23, 2004, Tri City Bankshares Corporation mailed information to its shareholders regarding operating results for the first quarter and annual periods ended March 31, 2004. A copy of the information is attached as Exhibits
99.1 and 99.2.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 2004                        TRI CITY BANKSHARES CORPORATION



                                              By: /s/Thomas W. Vierthaler
                                              --------------------------------
                                                  Thomas W. Vierthaler
                                                  Vice President & Comptroller
                                                  (Chief Accounting Officer)

                                  EXHIBIT INDEX


         Exhibit No.                     Description
         -----------                     -----------
           99.1                 Quarterly financial information

           99.2                 Management comments